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                                                                    EXHIBIT 23.1


                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated May 22, 1998, appearing on page F-2 of Oryx Technology Corp.'s Annual Report on Form 10-KSB/A2 for the year ended February 28, 1998.



/s/ PRICEWATERHOUSECOOPERS LLP
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PRICEWATERHOUSECOOPERS LLP


San Jose, California
November 5, 1998.